Exhibit 99.1

Solar Industry October 2014

Safe Harbor Statement 1 This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. With respect to the proposed transaction, such forward-looking statements include, but are not limited to, statements regarding the expected completion of the transaction, market and growth opportunities, anticipated synergies and other benefits associated with the proposed transaction and other statements that are not historical fact. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: our results of operations, growth strategy, liquidity, the ability of the parties to consummate the proposed transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure any governmental or regulatory approvals in a timely manner or at all, and approval by STR's stockholders; the possibility of litigation (including related to the transaction itself); the ability to realize synergies from the proposed transaction; the possibility that competing offers may be made; operational challenges in achieving strategic objectives and executing our plans; the risk that markets do not evolve as anticipated; the potential impact of the general economic conditions and other economic, business and/or competitive factors. The risks included are not exhaustive. Other factors that could adversely affect the transaction, our actual results, levels of activity, performance or achievements is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K filed on March 13, 2014 and in subsequent periodic reports on our Form 10-K, 10-Q and 8-K, as well as the proxy statement and other relevant materials filed by STR, which contain and identify other import factors that could cause actual results to differ materially from those contained in any projections or forward-looking statements. You are urged to carefully review and consider the disclosure found in our filings which are available on http://www.sec.gov or http://www.strsolar.com. We undertake no obligation to publicly update any forward-looking statement contained in this release, whether as a result of new information, future developments or otherwise, except as may be required by law.

Key Investor Points 2

Investor Key Points

STR Holdings, Inc.

	Description
1 STR Encapsulant is a Critical Component	> Critical to longevity and power output of solar modules > Module manufacturers typically provide 25-year warranties > Customers and project lenders increasingly focused on module quality > Typically less than 5% of overall module cost
2 Proven Track Record of In-Field Performance	> 30-year track record with no claims from modules fielded with STR Encapsulant > Strong brand recognition > History of innovation to meet evolving customer requirements
3 Global Footprint	> Production facilities in Spain, Malaysia , China > Chinese Tolling Partner, FeiYu > State-of-the-art R&D and pilot facility in CT > Ample capacity to achieve strong growth
4 What Happened to STR?	> STR customer base decimated by rapid shift in module production to China after 2010 > STR Products optimized for automation did not perform well in China > STR throughput advantage undermined by overcapacity > ASP erosion driven by overcapacity, sharply falling module prices, FX > Loss of former largest customer in 2012

3

Description Areas of Strategic Focus to Improve Profitability > Improve Chines sales volume > Cost-reduction > Next-Generation EVA > Innovation Increase China Sales Volume > WFOE, Tolling partnership allow STR to deliver in China on short notice, accept RMB > Established local sales and technical service teams > STR Suzhou manufacturing facility to become operational 4Q14 > Significant ramp with two CT1 customers, others expected near-term Cost-reduction > Right-sized company in 2012 and 2013 (>275 ee’s, including 4 senior management team) > Launched new low-shrink paperless process > Current focus on material cost reduction (paper, scrap, usage) > Sale of East Windsor, CT Facility Innovation > Next-Generation EVA improvements now widely qualified in China > POE encapsulant > Superior PID performance Investor Key Points, continued 5 6 7 8 4

Investor Key Points, continued

STR Holdings, Inc.

	Description
9 **Zhenfa Overview**	> Designs, installs, owns and operates utility-scale solar power stations primarily in China > Holds Chinese patents in self-adaptive sun tracking systems for solar arrays > Large customer of many of the top-tier Chinese module manufacturers > Purchased ~1.3 GW of solar panels during 2013, sharply increasing purchases in 2014 > Owns stake in >40 solar power stations in China along with others in western markets > Goal is to install 10 GW of solar panels in next three years
10 **Transaction Summary**	> Transaction values STR at $42.5m or $1.60 per share > STR to sell ~27.6m shares to Zhenfa, representing 51% ownership for ~$21.7m > Proceeds substantially fund $0.85 special dividend to stockholders other than Zhenfa > Sales service agreement with Zhenfa to support STR growth in China > Potential reverse stock split subsequent to closing if needed to maintain NYSE listing
11 **Synergies**	> Zhenfa will endorse and use STR products in China to help STR drive sales > Zhenfa project economics to benefit from use of STR Encapsulants > A/R collection assistance > Complementary products and services > Complementary core geographic presence

5

Description Corporate Governance Matters > Current board will approve Zhenfa nominees > Current STR directors and CEO retain three of seven board seats > Four of seven directors are independent > Continuing director s to chair board committees > New Special Committee of Continuing Directors to have authority over changes to the operation of the encapsulant business, retention of key executives and related party transactions > Retention of current management team > Two year Zhenfa “standstill agreement “ Investor Key Points, continued 12 6

Appendix: Background Information 7

Index 8 STR Overview Solar Industry What Occurred? How Does STR Return to Profitability? Zhenfa Overview Proposed Zhenfa Transaction

STR Overview 9 A global provider of high quality, superior performance solar encapsulants – Founded in 1944 as a plastics and industrial materials research and development company – Marketed under the trade name Photocap™ Headquartered in CT with encapsulant manufacturing facilities in the Spain, Malaysia and China Publicly listed on the NYSE (Ticker = STRI) Cash balance of $27.2 million and no debt as of 6/30/2014 Sold Quality Assurance business in 2010 for $275 million to seek further product offerings -Transaction multiple of 18x FY+1 EBITDA

Encapsulant is an Integral Component of Solar Modules Glass Encapsulant Glass > Provides electrical isolation > Allows expansion and contraction > Remains clear and flexible for 25+ years Critical component for c-Si and thin-film modules > Adheres components > Protects cells from damage > Provides moisture barrier Typical Crystalline-silicon module stack Typical Thin-film module stack Backskin Encapsulant Cells Cells Encapsulant Glass Device 10

STR ProtectedTM Quality encapsulants since 1975 ~20 GW of STR ProtectedTM Modules in the field No reported field failures of STR Encapsulants Unsurpassed long-term optical performance U.S. R&D Facility Global footprint Trade-secret formulations and production processes 11

Business Model

STR Holdings, Inc.

	Description
1 **STR Encapsulant is a Critical Component**	> Critical to longevity and power output of solar modules > Module manufacturers typically provide 25-year warranties > Customers and project lenders increasingly focused on module quality
2 **Differentiated Products**	> STR's superior dimensional stability increases yields and throughput > High-light transmission and PID resistant products > Proprietary encapsulant formulations
3 **Proven Track Record of In-Field Performance**	> 30-year track record with no claims for modules fielded with STR Encapsulant > Strong brand recognition > History of innovation to meet evolving customer requirements
4 **Switching Requires Recertification**	> Up to 12 month testing and verification cycle > May require modification of manufacturing process and equipment
5 **Encapsulant is a Small Fraction of Module Cost**	> Typically less than 5% of overall module cost

12

STR's Global Footprint ~11.5 GW of Projected Annual Global Capacity Asturias, Spain 3.6 GW Johor, Malaysia R&D Lab 1 East Windsor, Connecticut 2.4 GW 2, 3 Shanghai, China 2.9 GW Note 1: U.S. manufacturing facility is inactive. Note 2: FeiYu expected to have 2.5 GW of capacity by 12/31/2014. Note 3: STR China currently has 1.2 GW in facility. 1.2 GW in-process of being transferred from U.S. 13

STR's State-of-the-Art R&D Facility Physical Testing Full-scale Module Test Chambers Electrical Testing & Imaging PID Test Chamber Long-Term Aging Xenon Arc Weatherometer Analytical Testing Calorimetry Lab Module Prep & Test Lamination and Flash Testing Committed to Developing Pipeline of Innovative Products >20,000 Square feet >Exceptional analytical capabilities >EVA and non-EVA product development >Engineering cost reduction research 14

Lab Broad View UV-Vis DSC Prep Robotic DSC 15 Analytical Capabilities

DSC Wet Chemistry TGA Rheometer 16 Analytical Capabilities (Continued)

XAW Tracker MVTR Environmental Chamber 17 Module Prep and Test

Solar Industry 18

Current Estimated Global Market Share 19 Source: STR management estimates. First PV 40% Bridgestone 10% Mitsui 4% Sanvic 2% SKC 6% STR ~3% Dow 9% HIUV 4% 3M 5% Sveck 2% JeiLi 2% EVASA 1% Renewsys 2% Other 10%

Solar Environment > Module capacity exceeded demand – Selling prices severely pressured – Unprofitability throughout supply chain – Reductions in government subsidies > Profitability returning – Pricing stabilizing – Innovation – Cost-reduction – Demand elasticity Financial Instability – Included market leaders – Many needed to recapitalized – Many went bankrupt Industry consolidation – First wave complete = bankruptcies – Increased M&A activity 20 Previous Current

EU 19% USA 23% China 40% ROW 18% Module Production by Region Module Price Reductions Drives Sustainable Elastic Demand Global Production Continues Migration West to East 2013 Module Production by Region 2009 Module Production by Region 21 EU 6% USA 2% China 61% ROW 31%

Industry Growth Projections 22 Exit of Weak Companies = Start of Industry Consolidation Annual Global PV Installations, 2007 – 2016E (MW) Innovative, cost-reduction focused and well-capitalized players survive and reap strong industry unit volume growth Source: BNEF 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E China U.S. Rest of World Rest of Europe Japan Italy India Germany

What Occurred? 23

What Happened?

STR Holdings, Inc.

- **China Invested Heavily in Solar**
  - Moved module production from west to east
  - Most of our customers went out of business
- **Overcapacity in the Industry**
  - ASPs declined throughout the industry
  - Marginalized our competitive advantage of ultra fast "process window"
- **Inability of STR to Quickly Penetrate Chinese Customers**
  - Learning to beat Chinese companies
  - Highly engineered formula originally did not work with more labor-intensive Chinese process
- **Loss of First Solar as a customer**
  - Wanted a product that STR did not offer
  - STR ready to launch new competitive product

STR Bankrupt Former Customers

BP Solar	Schott Solar
Centrotherm	Solar Millenium
Evergreen	Solarhybrid
Global Solar GmbH	Solarwatt
Inventux	Solon
Konarka	Soltecture
NovaSolar	Sovello
Odersun	Spectrawatt
OptiSolar	Suntech
Photowatt	Sunways
Q-Cells	United Solar
REC Wafer	
Scheuten	

STR's Western Customer Base Eroded

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Hyper Competitive Module Field $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Global Average c-Si Avg c-Si CT1 c-Si CT2 c-Si West TF The Global Average Module Price fell over 50% between 1Q11 and 3Q12 25 Module Prices ($/Watt)

$0 $10 $20 $30 $40 $50 $60 $70 $80 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14A 2Q14A However, STR is Recovering 26 Quarterly Sales 2011 - 2014 ($mm) Quarterly EBITDA 2011-2014 ($mm) -$10 -$5 $0 $5 $10 $15 $20 $25 $30 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14A 2Q14A Chinese customer wins and stabilizing ASPs are driving a rebound in revenue Deep cost cuts have increased profitability Q2 2014 negatively impacted by deal costs & inventory reserves

How Does STR Return to Profitability? 27

Strategic Imperatives 28 by executing on 4 areas of focus:

$5.3 $2.2 $6.5 $4.2 $18.2 Manufacturing Labor Manufacturing Overhead Raw Materials SG&A Total $6.5 $2.5 $2.0 $4.0 $15.0 Manufacturing Labor Manufacturing Overhead Raw Materials SG&A Total 2013 Realized Savings ($mm) 2012 Realized Savings ($mm) 29 Previous Cost-Reduction Execution

2014 Cost-Reduction Focus Shift in Production . Increase production in China .Contract manufacturing/tolling partnership with FeiYu .STR Suzhou leased facility .Sale of East Windsor, CT facility Material Costs . Improve materials usage by recouping scrap (~7% of COGS) . Remove all paper (~7% of COGS) . Reduce raw material usage SG&A . Targeted headcount reduction . Tough negotiation with service providers . Do not add back as volume ramps 30

Strategic Imperatives 31

Next-Generation EVA Encapsulant > Product Attributes: .Wider processing window .High UV-light transmission .Excellent PID resistance .Superior dimensional stability .High volume resistivity .Long-term optical performance .Fast curing .Paperless Encap. Grade 1,000 Hr (% Chng) 2,000 Hr (% Chng) 3,000 Hr (% Chng) STR Next-Gen 0.7% -0.2% -0.1% STR Next-Gen 0.3% 1.2% 0.6% Competitor-B -0.2% -0.7% -0.5% Competitor-B 0.2% 0.8% 0.0% Competitor-C -0.6% -0.6% -32% Competitor-C 0.4% -0.5% -26% Power Loss After Damp Heat 32

Strategic Imperatives 33

POE Encapsulant > Lower MVTR than EVA > High Thermal Stability > High Optical Transmission > Adhesion Stability to Glass 34 > Minimized Corrosive Potential > Higher Volume Resistivity than EVA > High PID resistance for Crystalline Si Nominal Properties of POE Encapsulant Property Unit 15420 (EVA) X2800 Series (POE) %T at 500 nm (Glass+Encapsulant) . 91.6 91.2 Adhesion to Glass (cured) N/cm 140 140 Adhesion to Glass after 1000 hr damp-heat, 85°C/85%RH N/cm 60-70 120 Volume Resistivity @ 23°C Ohm cm > 1014 > 1016 Volume Resistivity @ 60°C Ohm cm > 1013 > 1015 MVTR 25°C, 100 % RH g/m2day 23 1.5 MVTR 85°C, 100 % RH g/m2day 800 100 Why POE Encapsulant?

Strategic Imperatives 35

China Development 36 Build China Sales Team >Added experienced professionals Increased Technical Service Capability >Added experienced professionals >Local technical service lab Local Infrastructure >FeiYu Tolling Partner >STR Suzhou Production Facility – 1.2 GW of capacity 4Q14 – 1.2 GW to be added 2Q15 Zhenfa’s Presence and Sales Capability Completes the Picture

Zhenfa Overview 37

Overview of the Zhenfa Group 38 Leading developer of solar PV power stations Based in Chongqing, China Designs, installs, owns and operates utility-scale solar photovoltaic power plants primarily in China Holds Chinese patents in a self-adaptive sun tracking system for solar arrays Large customer of many of the top-tier Chinese module manufacturers Contracted installations of approximately 1.3 GW of solar systems during 2013 Owns stakes in over 40 solar power installations (completed or under development) in more than 10 provinces in China along with several other projects in western markets Employs approximately 1,600 people Controlled by Chairman Zha Zhengfa

“Purchaser” Zhen Fa New Energy (U.S.) Co., Ltd Nevada Corporate entity, based in Arizona Formed in 2013 Part of Zhenfa Group’s global expansion of engineering, procurement, and construction business No projects or investments in the United States to date Indirect wholly-owned subsidiary of Jiangsu Zhenfa Holding Group Co., Ltd. Not controlled by any Chinese governmental entity 39 Chairman Zha Zhengfa Mo Yijian 98% 2% Jiangsu Zhenfa Holding Group Co., Ltd. 100% Zhenfa Energy Group Co., Ltd. 100% Zhenfa Chongqing Overseas Investment Co., Ltd. 100% Zhen Fa New Energy (U.S.) Co., Ltd.

Proposed Zhenfa Transaction 40

 Transaction values STR at $42.5 million or $1.60 per share – STR will sell approximately 27.6 million shares to Zhenfa, representing a 51% ownership interest in STR for approximately $21.7 million – Proceeds from sale to substantially fund $0.85 special dividend to stockholders other than Zhenfa – STR shares outstanding will increase by a factor of 2.04 – The price of the newly issued shares, $0.784 per share, equates to a value of $1.60 per currently existing share ($1.60/2.04 = $0.784) Entry into sales service agreement with Zhenfa to support STR expand business in China STR will appoint four Zhenfa nominated directors to its board such that Zhenfa will have a majority Subject to stockholder approval, STR may execute a reverse stock split in connection with the transaction to maintain its common stock share price after the special dividend The Transaction will be conditioned upon, among other things: – The affirmative vote of STR’s stockholders – Receipt of regulatory approvals – Other customary closing conditions Next steps – Finalize proxy & obtain regulatory approvals – Hold special stockholder’s meeting – Anticipated closing in Q4 2014 Transaction Overview 41

Rationale for the Transaction Strategic Considerations - Zhenfa ability to assist in penetration of large China module market - Transaction should enhance presence in China - Additional opportunities to cooperate Value to STR Stockholders - Fair Treatment to all Stockholders - Special Dividend of $0.85 per common share, excluding Zhenfa - Retain aggregate ownership of 49% of company - Expect improved perception of long-term prospects due to new parent relationship - Potential reverse split - Expected higher price ensures compliance with NYSE listing - Elimination of “penny stock” status intended to improve attractiveness to institutional investors Corporate Governance Protections Best Alternative 42

Potential Synergies Additional Sales Volume Generation – Zhenfa will endorse and use STR products in China – Incremental volume can drive a significant rebound in the profitability of STR A/R Collection Assistance – Quicker payment from customers in China – Reduced bad debt – Ability to scale without large working capital requirements Complementary Products and Services – Zhenfa: downstream EPC provider, owner-operator, module purchaser & manufacturer – STR: upstream encapsulant manufacturer with significant R&D/solar materials knowledge Complementary Core Geographic Presence – Zhenfa: China and Australia – STR: U.S., Europe, Malaysia and China Additional Benefits in China – 10,000 square meter manufacturing facility – Attract quality employees – Obtain local incentives – Improve supply chain 43

Sales Service Agreement Key Highlights Zhenfa Group to assist STR with: Marketing, selling, and distributing STR encapsulant to Chinese solar module manufacturers Obtaining incentives, tax abatements, and other tax benefits Securing raw materials from local Chinese suppliers on terms favorable to STR Hiring, training, and developing STR workforce in China Shipping product to customers in China and importing raw materials Obtaining debt financing in China (if desired) Increasing production capacity and efficiency Enhancing the STR brand and promoting the sale and use of its encapsulant, including the development of sales literature for products for use in China Manufacturing assistance - Option to lease Zhenfa factory space for five years - Rent-free - ~10,000 square meters - Option to extend an additional five years at rate no higher than 50% of the fair rental value 44

STR Stockholder Protections 45 Deposit and prior payment of $3.4 million Parent company guarantee of all transaction terms Small break-up fee: $860,000 Special dividend contingent upon closing of Zhenfa transaction - All stockholders, other than Zhenfa, benefit equally in transaction - Preserves strength of balance sheet and long-term viability if deal is not approved Corporate governance/board structure - Current STR directors and CEO retain 3 of 7 board seats - 4 of 7 directors are independent - Continuing director representation as chair on board committees - Special Committee of Continuing Directors to have authority over changes to the operation of the encapsulant business, retention of key executives and related party transactions - Retention of current management team Two year “standstill agreement” Intend to meet NYSE continuing listing requirements - $1.00 per share stock price over 30 day trading period (via Reverse Split if necessary) - Stockholder equity over $50 million satisfies market cap + equity requirement

Conditions to Deal Closure Includes, among other things: Share Issuance to Zhenfa must be approved by stockholders STR must receive U.S. Government approvals - Committee on Foreign Investment in the United States (CFIUS) gives notice of no unresolved national security concerns Zhenfa Energy Company to secure necessary Chinese government approvals - Industry Bureaus of Chongqing New North Zone Administration Committee - Foreign Investment Division of Chongqing Foreign Trade and Economic Relations Commission - Chongqing Administration of Foreign Exchange - Evidenced by receipt of a Business Registration Certification Zhenfa provided certain customary registration rights commencing 1 year after closing STR must declare special dividend 46

Details of Stockholder Proposals Issuance of 27,632,130 to Zhenfa New Energy (U.S.) Company, Ltd. - Purchase price $21,663,590 - Approval by stockholders is a condition of closing for transaction - Must be approved by majority of votes cast - Shares not registered but Zhenfa receives right to demand registration after 1 year Amendment to certificate of incorporation to effect reverse split of common stock - Can be effected any time within 90 days of share issuance - Ratio at discretion of STR board but within range of 1-for-2 to 1-for-5, inclusive - Must be approved by majority of shares outstanding Non-binding advisory vote on executive compensation associated with the transaction - Must be approved by majority of shares present or represented by proxy Adjournment or postponement of Special Meeting, if necessary - Must be approved by majority of shares present or represented by proxy regardless of quorum 47

Additional Information and Where to Find It In connection with the proposed transaction with Zhenfa, STR has filed with the SEC a proxy statement and other relevant materials. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STR, ZHENFA AND THE TRANSACTION. The proxy statement and certain other relevant materials (when they become available) and any other documents filed by STR with the SEC may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, investors may obtain free copies of documents filed with the SEC by contacting STR's Investor Relations at (860) 763-7014, x7437, or by accessing STR's investor relations website at www.strsolar.com. Investors are urged to read the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the transaction. STR and its executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the proposed transaction with Zhenfa. Information about the executive officers and directors of STR and the number of shares of STR's common stock beneficially owned by such persons is set forth in the proxy statement regarding the transaction with Zhenfa filed with the SEC on September 11, 2014. Furthermore, investors may obtain additional information regarding the direct and indirect interests of STR and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction with Zhenfa filed with the SEC on September 11, 2014. 48